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                                                                    EXHIBIT 23.4

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in Amendment No. 1 to Registration Statement No. 333-2241 of Continental Cablevision, Inc. and subsidiaries on Form S-4 of our report dated February 10, 1995 (relating to the consolidated financial statements of King Videocable Company not presented separately herein) appearing in the Prospectus, which is part of this Registration Statement.

  We also consent to the reference to us under the heading "Experts" in such Prospectus.

Deloitte & Touche LLP

Boston, Massachusetts

April 25, 1996